UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2024

CARECLOUD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36529	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873

(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCLD	Nasdaq Global Market
8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	CCLDP	Nasdaq Global Market
8.75% Series B Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	CCLDO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Ninth Amendment to Certificate of Designations of Series A Preferred Stock

On September 11, 2024, CareCloud, Inc. (the “Company”) filed a Ninth Amendment (the “Amendment”) to the Amended and Restated Certificate of Designations, Preferences and Rights (the “Series A Certificate of Designations”) of 11% Series A Cumulative Redeemable Perpetual Preferred Stock with the Secretary of State of the State of Delaware which was effective upon filing. The following are the provisions that were amended to the Existing Certificate:

A.	The title of the Existing Certificate is hereby amended to read in its entirety as follows:

CARECLOUD, INC.

AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS,

PREFERENCES AND RIGHTS OF 8.75% SERIES A CUMULATIVE REDEEMABLE

PERPETUAL PREFERRED STOCK,

AS AMENDED

B.	Paragraph 1 of the Existing Certificate (Designation and Amount) is hereby amended to read in its entirety as follows:

1.	Designation and Amount. The shares of such series of Preferred Stock shall be designated as “8.75% Series A Cumulative Redeemable Perpetual Preferred Stock” and the number of shares constituting such series shall be 4,526,231 shares.

C.	Paragraph 4 of the Existing Certificate (Dividends) is hereby amended so that (i) all references to the per annum dividend rate is amended from 11% to 8.75% per annum, and (ii) all references per annum dividend amount per share is amended from $2.75 to $2.1875 per share per annum.

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D.	Paragraph 6 of the Existing Certificate (Redemption) is hereby amended so that:

(I)	The following two sentences are added to the end of Paragraph 6(c) of the Existing Certificate:

If the Corporation does not elect to redeem shares of Series A Preferred Stock as described in this Section 6(c), holders of Series A Preferred Stock may, upon written notice to the Corporation, exchange some or all of the shares of Series A Preferred Stock held by such holder into a number of shares of Common Stock per share of Series A Preferred Stock equal to the quotient obtained by dividing (1) the sum of the $25.00 per share liquidation preference plus the amount of any accumulated and unpaid dividends by (2) the Common Stock Price for such Change of Control.

The “Common Stock Price” for any Change of Control will be: (i) if the consideration to be received in the Change of Control by the holders of Common Stock is solely cash, the amount of cash consideration per share of Common Stock; and (ii) if the consideration to be received in the Change of Control by holders of Common Stock is other than solely cash, or if consideration cannot be determined or no consideration is received by holders of Common Stock (x) the average of the closing prices for Common Stock on the principal U.S. securities exchange on which Common Stock is then traded (or, if no closing sale price is reported, the average of the closing bid and ask prices per share or, if more than one in either case, the average of the average closing bid and the average closing ask prices per share) for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred as reported on the principal U.S. securities exchange on which Common Stock is then traded, or (y) the average of the last quoted bid prices for Common Stock in the over-the-counter market as reported by OTC Markets Group Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred, if Common Stock is not then listed for trading on a U.S. securities exchange.

(II)	The definition of “Change of Control” is hereby amended by adding the following clause at the end Paragraph 6(d) of the Existing Certificate: “or, alternatively, Series A Preferred Stock is no longer listed on the NYSE, the NYSE MKT or the Nasdaq, or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE MKT or Nasdaq.”

(III)	The following clause is inserted in Paragraph 6(k) of the Existing Certificate: “, except as set forth in Section 6(c) with respect to the right of holders of Series A Preferred Stock to exchange their shares of Series A Preferred Stock” so that Paragraph 6(k) reads in its entirety as follows:

(k) Unless full cumulative dividends on all shares of Series A Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for payment for all past dividend periods, no shares of Series A Preferred Stock shall be redeemed unless all outstanding shares of Series A Preferred Stock are simultaneously redeemed and, except as set forth in Section 6(c) with respect to the right of holders of Series A Preferred Stock to exchange their shares of Series A Preferred Stock, the Corporation shall not purchase or otherwise acquire directly or indirectly any shares of Series A Preferred Stock (except by exchanging it for its capital stock ranking junior to the Series A Preferred Stock as to the payment of dividends, or the distribution of assets upon liquidation, dissolution, or winding up); provided, however, that the foregoing shall not prevent the purchase or acquisition by the Corporation of shares of Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series A Preferred Stock.

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E.	Paragraph 7 of the Existing Certificate is hereby amended to read in its entirety as follows:

7. Mandatory Exchange.

(a) The Corporation shall have the right, at its option, to cause the outstanding shares of the Series A Preferred Stock, in whole or in part, at any time or from time to time, to be automatically exchanged for a number of shares of Common Stock (the “Exchange Shares”) per share of Series A Preferred Stock equal to the quotient obtained by dividing (1) the sum of (a) the $25.00 per share liquidation preference, and (b) the amount of any accumulated and unpaid dividends on such share being exchanged by (2) the Exchange Price.

(b) The “Exchange Price” shall be the volume weighted average price of the shares of Common Stock traded on the Nasdaq Global Market, or any other national securities exchange on which the shares of Common Stock are then traded (or if such volume-weighted average price is unavailable, the market value of one share of the Common Stock determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Corporation) for the twenty trading days ending on the first trading day immediately preceding the Mandatory Exchange Date.

(c) To exercise the mandatory exchange right described in Section 7(a), the Corporation must issue a press release for publication on the Dow Jones News Service or Bloomberg Business News (or if neither service is available, another broadly disseminated news or press release service selected by the Corporation) announcing such mandatory exchange. The Corporation shall also provide written notice to all the holders of the Series A Preferred Stock no later than the date of the press release of the Corporation’s election to mandatorily exchange the Series A Preferred Stock. The exchange date in connection with a mandatory exchange (the “Mandatory Exchange Date”) shall be the date on which the Corporation issues the press release described in this Section 7(c).

(d) In addition to any information required by applicable law or regulation, the press release shall state, as appropriate: (i) the Mandatory Exchange Date; (ii) the number of Exchange Shares to be issued upon exchange of each share of Series A Preferred Stock; and (iii) that dividends on the Series A Preferred Stock to be exchanged will cease to accrue on the Mandatory Exchange Date.

(e) Except as otherwise expressly provided for herein, upon the occurrence of a mandatory exchange described in Section 7(a), the holders of the Series A Preferred Stock shall, upon notice from the Corporation, surrender their shares of Series A Preferred Stock at the offices of the Corporation or its transfer agent for the Common Stock. As soon as practicable thereafter (but in any event within 10 Business Days), the Corporation shall issue and deliver to such holder the number of Exchange Shares into which the shares of Series A Preferred Stock so surrendered were exchangeable on the Mandatory Exchange Date.

(f) On and after the Mandatory Exchange Date, dividends shall cease to accrue on the Series A Preferred Stock called for a mandatory exchange pursuant to this Section 7 and all rights of holders of such Series A Preferred Stock shall terminate except for the right to receive the Exchange Shares with such adjustment for fractional shares set forth in Section 7(g). The full amount of any dividend payment with respect to the Series A Preferred Stock for which the relevant Mandatory Exchange Date occurs during the period beginning on, and including, any Dividend Record Date for a declared dividend and ending on, and including, the corresponding Dividend Payment Date shall be payable on such Dividend Payment Date to the record holder of such share at the close of business on such Dividend Record Date notwithstanding the mandatory exchange of such Series A Preferred Stock. Except as provided in the immediately preceding sentence with respect to a mandatory exchange pursuant to Section 7, no payment or adjustment shall be made upon exchange of Series A Preferred Stock for accumulated dividends thereon or dividends with respect to the Common Stock issued upon such exchange thereof.

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(g) No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the exchange of shares of Series A Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon exchange of Series A Preferred Stock, the Corporation shall round up to the next whole share of Common Stock issuable upon the exchange of shares of Series A Preferred Stock. The determination as to whether any fractional shares of Common Stock shall be rounded up shall be made with respect to the aggregate number of shares of Series A Preferred Stock held by a holder and being exchanged at any one time, not with respect to each share of Series A Preferred Stock held by such holder being exchanged, so that no more than one rounded share of Common Stock shall be issued to a holder in any one exchange.

(h) If less than all of the outstanding Series A Preferred Stock is to be exchanged, the Series A Preferred Stock to be exchanged shall be selected pro rata (as nearly as may be practicable without creating fractional shares) or by any other equitable method the Corporation shall determine.

(i) If the Common Stock issuable upon the exchange of the Series A Preferred Stock shall be changed into the same or different number of shares of any class or classes of capital stock, whether by capital reorganization, recapitalization, reclassification or otherwise (other than a merger, consolidation, sale of all or substantially all of the Corporation’s assets to any other person or the disposition of more than 50% of the voting power of the Corporation), then and in each such event the Corporation shall have the right thereafter to exchange each share of Series A Preferred Stock into the kind and amount of shares of capital stock and other securities and property receivable upon such reorganization, recapitalization, reclassification or other change by the holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been exchanged immediately prior to such reorganization, recapitalization, reclassification or change, all subject to further adjustment as provided herein.

(j) Notwithstanding anything in this Section 7 to on the contrary, any mandatory exchange pursuant to this Section 7 shall only be effected to the extent permitted and also in accordance with all applicable laws, rules and regulations, including the Delaware General Corporation Law, federal securities laws, and the applicable listing rules for any U.S. securities exchange for which the Corporation has listed its Series A Preferred Stock and/or Common Stock.

(k) Further notwithstanding anything in this Section 7 to the contrary, the Corporation shall not exercise its mandatory exchange right described in Section 7 herein relative to the Series A Preferred Stock of any individual shareholders who, as of the Mandatory Exchange Date: (i) own at least 100,000 shares of Series A Preferred Stock (“Material Shareholder”); and (ii) provide written notice to the Corporation at its principal corporate address, within seven days of the Mandatory Conversion Date, that they object to the exchange of their Series A Preferred Stock. For clarity, in the event that any Material Shareholders object to the Exchange, all other shares of Series A Preferred Stock owned by other shareholders shall be exchanged as provided for in Section 7; however, all shares of Series A Preferred Stock owned by the objecting Material Shareholders shall remain outstanding and the terms set forth in Sections 7(a) through 7(j) shall not apply to said shares

The foregoing description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designations, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

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Item 7.01 Regulation FD Disclosure.

The information furnished pursuant to Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Safe Harbor Statement

Statements contained in the exhibits that state the Registrant’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. It is important to note that the Registrant’s actual results could differ materially from those projected in such forward-looking statements. The Registrant does not assume any obligations to update any of the forward-looking statements contained in the exhibits to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Ninth Amendment to Amended and Restated Certificate of Designations, Preferences and Rights of 11% Series A Cumulative Redeemable Perpetual Preferred Stock.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareCloud, Inc.

Date: September 16, 2024	By:	/s/ A. Hadi Chaudhry
A. Hadi Chaudhry
Chief Executive Officer

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